Exhibit 5:  Form of Application.

[LOGO APPEARS HERE]

                             Mail Application to:
                    United of Omaha Life Insurance Company
             [_] ATTN:  Agency:  Mutual of Omaha Investor Services
               [_] ATTN:  Brokerage:  Variable Product Services
                                 P.O. Box 2291
                          Omaha, Nebraska  68103-2291

                         VARIABLE ANNUITY APPLICATION

---------------------------------------------------------------------------------------------------------------------------------
TYPE OF PLAN:
------------
                  [_] NON-QUALIFIED                          [_] QUALIFIED
                      [_] 1035 Exchange                          [_] Traditional IRA            [_] TSA
                      [_] Non-Qualified Transfer                 [_] Roth IRA                   [_] 401(a) Plans
                      [_] Contribution                           [_] SEP                        [_] Other: _____________________
---------------------------------------------------------------------------------------------------------------------------------
1.  OWNER                                                         2.  JOINT OWNER
Name __________________________________________________________   Name __________________________________________________________
Address _______________________________________________________   Address _______________________________________________________
City __________________   State ______________   Zip _________    City _____________________  State  _______________   Zip ______
Social Security Number _______________________________________    Social Security Number ________________________________________
Telephone (   ) ______________   Sex     [_] Male   [_] Female    Telephone  (    ) _____________   Sex    [_] Male    [_] Female

Age _____________      Date of Birth           /        /         Age ______________    Date of Birth            /        /
                                        ______________________                                            _______________________
                                         Mo.     Day     Year                                             Mo.      Day     Year
---------------------------------------------------------------------------------------------------------------------------------
3. ANNUITANT  (If different from Owner)                           4. JOINT ANNUITANT
Name _________________________________________________________    Name __________________________________________________________
Address ______________________________________________________    Address _______________________________________________________
City __________________   State ___________   Zip_____________    City  _________________    State _____________    Zip _________
Social Security Number _______________________________________    Social Security Number ________________________________________
Telephone  (   ) ______________   Sex    [_] Male   [_] Female    Telephone  (    ) _____________   Sex     [_] Male   [_] Female
Age ____________          Date of Birth      /        /           Age  _______________    Date of Birth         /        /
                                       _______________________                                             ______________________
                                         Mo.     Day     Year                                              Mo.     Day      Year
---------------------------------------------------------------------------------------------------------------------------------
5.   BENEFICIARIES   (If multiple Beneficiaries, attach separate sheet)
Unless you specify otherwise, payments will be shared equally by all surviving primary beneficiaries; if none, by all surviving contingent beneficiaries. The right to change the beneficiary is reserved unless otherwise stated.

Primary Beneficiary __________________________________________    Contingent Beneficiary ________________________________________
Relationship to Owner ________________________________________    Relationship to Owner _________________________________________
Social Security or Tax I.D. No. ______________________________    Social Security or Tax I.D. No. _______________________________
Primary Beneficiary __________________________________________    Contingent Beneficiary ________________________________________
Relationship to Owner ________________________________________    Relationship to Owner _________________________________________
Social Security or Tax I.D. No. ______________________________    Social Security or Tax I.D. No. _______________________________
------------------------------------------------------------------------------------------------------------------------------------
6.   INITIAL PURCHASE PAYMENT $_____________________________
     (Purchase Payment will be allocated pursuant to Owner's instructions.)
------------------------------------------------------------------------------------------------------------------------------------
7.   OPTIONAL BENEFIT RIDERS (check if elected).  There is a charge for each of the benefit riders below.
     Please consult the rider section of the prospectus before electing.
        [_]  Enhanced Death Benefit Rider                     [_] Enhanced Credit Rider
              (Not available for TSA Plans)
------------------------------------------------------------------------------------------------------------------------------------
8.   REPLACEMENT- Do you have one or more individual life insurance policies and/or annuity contracts inforce? This would include any life insurance policy(s) and/or annuity contract(s) under a binding or conditional policy receipt, or a life insurance policy(s) and/or annuity contract that is within an unconditional refund period. [_] Yes [_] No

     If "YES" please complete the state required replacement notice and submit a copy with this application.

------------------------------------------------------------------------------
NOTICE TO ARKANSAS/COLORADO/KENTUCKY/LOUISIANA/MAINE/NEW MEXICO/OHIO RESIDENTS
------------------------------------------------------------------------------
ONLY:
----
Any person who, with intent to defraud or knowing that he/she is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud.

NOTICE TO FLORIDA RESIDENTS ONLY:
--------------------------------
Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing a false, incomplete, or misleading information is guilty of a felony of the third degree.

NOTICE TO NEW JERSEY RESIDENTS ONLY:
-----------------------------------
Any person who includes any false or misleading information on an application for insurance policy/certificate is subject to criminal and civil penalties.

NOTICE TO DISTRICT OF COLUMBIA/PENNSYLVANIA RESIDENTS ONLY:
----------------------------------------------------------
Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.
--------------------------------------------------------------------------------
________________________________________________________________________________
9. I REPRESENT THAT MY ANSWERS ABOVE ARE TRUE AND COMPLETE TO THE BEST OF MY KNOWLEDGE AND BELIEF. I UNDERSTAND THAT ANNUITY PAYMENTS AND SURRENDER VALUES, WHEN BASED UPON INVESTMENT EXPERIENCE OR A SEPARATE ACCOUNT, ARE VARIABLE AND ARE NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT. I HEREBY ACKNOWLEDGE THAT I HAVE RECEIVED A CURRENT VARIABLE ANNUITY PROSPECTUS.

    IF YOU WANT A STATEMENT OF ADDITIONAL INFORMATION, PLEASE CHECK HERE. [_]

    OWNER'S SIGNATURE X ___________________________________   DATE _____________

    Signed at __________________________________________________________________
                   City                                        State

    JOINT OWNER'S SIGNATURE X ______________________________  DATE _____________

    Signed at __________________________________________________________________
                   City                                        State
________________________________________________________________________________

10. MUST BE COMPLETED BY REGISTERED REPRESENTATIVE

    Do  you have reason to believe that the policy applied for will replace
    existing annuities or insurance owned by the annuitant?   [_] Yes   [_] No
    (If "Yes", please fulfill all federal and state laws and all of your Broker/Dealer's requirements.)

    By signing the line below I acknowledge that a copy of this application has been/will be submitted to my broker/dealer for a suitability review.

    AGENT SIGNATURE X __________________________________________________________

    AGENT NAME (PRINT) _________________________________________________________

    UNITED OF OMAHA AGENT NUMBER __________   BROKERAGE ACCOUNT NUMBER _________

    SOCIAL SECURITY NUMBER ____________________    PHONE NUMBER  _______________

    AGENCY NAME/BROKER DEALER __________________________________________________

    AGENCY ADDRESS ____________________________________________________________

    CITY ________________________________  STATE __________________  ZIP _______


    AGENT'S FLORIDA LICENSE IDENTIFICATION NUMBER ______________________________

                                       2